Exhibit 10.1

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”), dated as of March 31, 2017, is entered into by and among AECOM (formerly known as AECOM Technology Corporation), a Delaware corporation (the “Company”), on behalf of itself and certain subsidiaries of the Company as guarantors (the “Guarantors” and collectively with the Company, the “Loan Parties”) under the Credit Agreement (defined below), each Lender under the Credit Agreement that is a party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer.

RECITALS

WHEREAS, the Company, the Administrative Agent and certain banks and financial institutions (the “Lenders”) are parties to that certain Credit Agreement, dated as of October 17, 2014 (as previously amended, as amended hereby and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended certain revolving, term and letter of credit facilities to the Company;

WHEREAS, the Loan Parties have requested certain amendments to certain terms of the Credit Agreement as provided herein, and the Administrative Agent and each of the undersigned Lenders have agreed to such requests, subject to the terms and conditions of this Amendment;

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement, as amended by this Amendment.

2.             Amendments to Credit Agreement.  Subject to the terms and conditions hereof and with effect from and after the Amendment Effective Date (defined below):

(a)           Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in correct alphabetical order:

“ ‘Amendment No. 4 Effective Date’ means March 31, 2017.”

“ ‘Working Capital’ means current assets less current liabilities, each as determined in accordance with GAAP.”

(b)           The definition of “2015 Corporate Restructuring” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety (and moved to its correct alphabetical order) by changing such defined term (and all references in any Loan Document to such term) to “Corporate Restructuring” and defined as follows:

“ ‘Corporate Restructuring’ means certain Dispositions, Investments, Guarantees, other asset transfers and related transactions, substantially as described and disclosed to the Administrative Agent and the Lenders prior to the Amendment No. 4 Effective Date, pursuant to which (a) the ownership of certain Foreign Subsidiaries is transferred directly or indirectly to URS Global Holdings UK Limited, a United Kingdom corporation (“URS UK”) or AECOM Global Holdings Ireland Ltd (Ireland), (c) the Equity Interests in Flint

USA are distributed from URS UK to URS Global Holdings, and (d) certain other corporate reorganization steps, including Investments, Guarantees, the formation of new Subsidiaries and Dispositions, are taken to effectuate the Corporate Restructuring, so long as in connection therewith (i) no Loan Party as of the Amendment No. 4 Effective Date shall cease to be a Loan Party solely as a result of the Corporate Restructuring, (ii) no Default or Event of Default is in existence and continuing at the time of consummation of any transaction intended to constitute a part of the Corporate Restructuring and (iii) such Corporate Restructuring transactions will not include the transfer of any material assets of any Loan Party to any non-Loan Party, except for (x) Equity Interests in Non-Loan Parties (so long as the Loan Parties continue to own such transferred Equity Interests directly or indirectly through one or more Subsidiaries) and (y) intercompany Indebtedness as disclosed to the Administrative Agent and the Lenders prior to the Amendment No. 4 Effective Date to be so transferred as part of the Corporate Restructuring.”

(c)           The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by:

(i)            replacing the lead-in to clause (a) thereof in its entirety with the following:

“(a)         increased (without duplication) by the following to the extent deducted (or, in the case of clause (xiii) below, not included) in calculating the Consolidated Net Income of such Person for such period:”

; and

(ii)           inserting the word “plus” to the end of clause (a)(xii), and adding a new clause (a)(xiii) as follows:

“(xiii)    solely for the Measurement Period ending March 31, 2017, the amount of $44,000,000 representing the anticipated gain related to the sale of interests in a joint venture of AECOM Capital expected to close in the fiscal quarter ending June 30, 2017;”

(d)           The definition of “Excess Cash Flow” in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “net working capital” in clause (vii) thereof with the words “Working Capital”.

(e)           The definition of “Consolidated Funded Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by adding the following immediately prior to the period at the end of such definition: “;provided further that as of the last day of the fiscal quarter ending March 31, 2017, Consolidated Funded Indebtedness shall be calculated by giving pro forma effect to the planned repayment of Indebtedness with the net proceeds from the sale of interests in a joint venture of AECOM Capital expected to close in the fiscal quarter ending June 30, 2017, as reasonably determined by the Company, in an amount not to exceed $71,000,000”.

(f)            Section 2.16 of the Credit Agreement is hereby amended by replacing clause (a) thereof with the following:

“(a)         Request for Increase.  The Company may, from time to time, request by notice to the Administrative Agent (i) an increase in the Revolving Credit Facility (each, a “Revolving Credit Increase”), (ii) an increase in the Term A-1 Loan Facility (each, a “Term A-1 Loan Increase”), (iii) an increase in the Term A Loan Facility (each, a “Term A Loan Increase”), (iv) an increase in the Term B Loan Facility (each, a “Term B Loan Increase”; each Term A-1 Loan Increase, Term A Loan Increase and Term B Loan Increase, collectively, referred to as the “Term Loan Increases”), (v) one or more term A loan tranches to be made available to the Company or (to the extent and on conditions (including, as applicable, satisfaction of KYC requirements) agreed by the Lenders providing such term A loan tranche) a wholly-owned direct or indirect Restricted Subsidiary of the Company (each, an “Incremental Term A Loan”) or (vi) one or more term B loan tranches to be made available to the Company or (to the extent and on conditions (including, as applicable, satisfaction of KYC requirements) agreed by the Lenders providing such term B loan tranche) a wholly-owned direct or indirect Restricted Subsidiary of the Company (each, an “Incremental Term B Loan”; each Incremental Term A Loan and Incremental Term B Loan, collectively, referred to as the “Incremental Term Loans”; each Incremental Term Loan, each Revolving Credit Increase and each Term Loan Increase, collectively, referred to as the “Incremental Increases”); provided that (i) the principal amount for all such Incremental Increases shall not exceed the Maximum Increase Amount; (ii) any such request for an Incremental Increase shall be in a minimum amount of $50,000,000 (or a lesser amount in the event such amount represents all remaining availability under this Section) and no more than five Incremental Increases may be effectuated during the term of this Agreement; (iii) no Revolving Credit Increase shall (A) be effectuated without the consent of each applicable L/C Issuer that is a Revolving Credit Lender (or, if such increase applies only to certain L/C Issuers pursuant to their agreement, such L/C Issuers), (B) increase the Swing Line Sublimit without the consent of the Swing Line Lender, (C) increase the Designated Borrower Sublimit without the consent of the Required Revolving Lenders, or (D) increase the Alternative Currency Sublimit without the consent of the Required Revolving Lenders; (iv) [reserved]; (v) no Incremental Term Loan shall mature earlier than the Maturity Date for the Term B Loan Facility then in effect or have a shorter weighted average life to maturity than the remaining weighted average life to maturity of the Term B Loan Facility; provided that up to $500,000,000 of principal amount of Incremental Term A Loans may have a maturity date earlier than, and a weighted average life to maturity shorter than the remaining weighted average life to maturity of the Term B Facility so long as the final maturity date thereof is no earlier than the Maturity Date of, and the weighted average life to maturity thereof is no shorter than the remaining weighted average life to maturity of, the Term A Facility; (vi) each Incremental Term Loan shall (A) rank pari passu or junior in right of payment, prepayment, voting and/or security with the Term Loans, including sharing in mandatory prepayments under Section 2.05(b) pro rata with the Term Loans (unless agreed to be paid after the Term Loans by the Lenders providing such Incremental Term Loan) (and any Incremental Term Loans that are junior in right of payment and/or security shall have customary second lien, prepayment, standstill and other provisions reasonably acceptable to the Administrative Agent and the Company) and (B) shall have an Applicable Rate or pricing grid as determined by the Lenders providing such Incremental Term Loans and the Company; provided that, if the Applicable Rate in respect of any Incremental Term B Loan or Term B Loan Increase exceeds the Applicable Rate then in effect for the Term B Facility by more than 0.50% for each Type of Loan, then the Applicable Rate for the Term B Facility shall be increased so that the Applicable Rate in respect of the Term B Facility for each Type of Loan is equal to the Applicable Rate for the Incremental Term B Loan or Term B Loan Increase for each Type of Loan minus 0.50%; provided, further, solely for the purposes of this Section 2.16(a), in determining the Applicable Rate(s) applicable to each Incremental Term B Loan or Term B Loan Increase and the Applicable Rate(s) for the applicable Term B Facility, (1) original issue discount (“OID”) or upfront fees (which shall be deemed to constitute like amounts of OID) payable by the Company to the Lenders under such Incremental Term B Loan, Term B Loan Increase or the Term B Facility in the initial primary syndication thereof shall be included (with OID being equated to interest based on assumed four-year life to maturity), (2) the effects of any and all LIBOR floors shall be included and (3) customary arrangement or commitment fees payable to the Arrangers (or their respective affiliates) in connection with the Term B Facility or to one or more arrangers (or their affiliates) of any Incremental Term B Loan or Term B Loan Increase shall be excluded; (vii) except as provided above, all other terms and conditions applicable to any Incremental Term Loan, to the extent not consistent with the terms and conditions applicable to the applicable Term Loan Facility, shall be reasonably satisfactory to the Administrative Agent, the applicable Lenders providing such Incremental Term Loans and the Company; and (viii) each Incremental Increase shall constitute Obligations hereunder and, except as provided above with respect to any Incremental Term Loan that is junior in right of payment, prepayment, voting and/or security, shall be guaranteed and secured pursuant to the Guaranty and the Collateral Documents on a pari passu basis with the other Obligations hereunder.”

(g)           Section 2.16(d) of the Credit Agreement is hereby amended by replacing clause (ii) thereof with the following:

“(ii)         To the extent that any Incremental Increase shall take the form of an Incremental Term Loan, this Agreement shall be amended in connection with the effectuation of such Incremental Term Loan (without the need to obtain the consent of any Lender or any L/C Issuer other than the Lenders providing such Incremental Term Loans), in form and substance reasonably satisfactory to the Administrative Agent and the Company, to include such terms as are customary for a term loan commitment, including mandatory prepayments, assignments and voting provisions, and, to the extent applicable, to treat any Restricted Subsidiary to be the borrower under an Incremental Term Loan as a “Borrower” for such purposes under this Agreement (but not a “Designated Borrower” unless such Restricted Subsidiary has separately satisfied the conditions therefor in Section 2.15); provided that the covenants, defaults and similar non-economic provisions applicable to any Incremental Term Loan, taken as a whole, (x) shall be no more restrictive than the corresponding terms set forth in the then existing Loan Documents without the express written consent of the Administrative Agent, except to the extent necessary to provide for additional or different covenants or other terms applicable only during the period after the latest Maturity Date of each other then existing Facility and (y) shall not contravene any of the terms of the then existing Loan Documents.”

(h)           Section 7.03(n) of the Credit Agreement is hereby amended by replacing clause (ii) thereof with the following:

“(ii) no such Investment shall result in the Existing AECOM Global II Loan ceasing to be ultimately owed to a Loan Party (other than as a result of any repayment thereof, including without limitation repayment by way of a capital contribution otherwise permitted under another provision of this Section 7.03) and”

(i)            Section 7.05(o) of the Credit Agreement is hereby amended by replacing clause (ii) thereof with the following:

“(ii) no such Disposition shall result in the Existing AECOM Global II Loan ceasing to be ultimately owed to a Loan Party (other than as a result of any repayment thereof, including without limitation repayment by way of a capital contribution permitted by Section 7.03 other than Section 7.03(n)) and”

3.             Representations and Warranties.  The Company, on behalf of itself and each other Loan Party, hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)           the execution, delivery and performance of this Amendment by the Company, on behalf of itself and each other Loan Party, have been duly authorized by all necessary corporate or other organizational action and do not and will not (i) contravene the terms of any Loan Party’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which the Company or any other Loan Party is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Company or any other Loan Party or its property is subject; or (iii) violate any Law, except, in the cases of clause (ii) and (iii) as could not reasonably be expected to have a Material Adverse Effect;

(b)           this Amendment has been duly executed and delivered by the Company, on behalf of itself and each other Loan Party, and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally;

(c)           the representations and warranties of each Loan Party contained in Article V of the Credit Agreement and each other Loan Document are true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) as of such earlier date, and except that for purposes of this clause (c), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively;

(d)           no Default exists either before or after the effectiveness of this Amendment on the Amendment Effective Date.

4.             Effective Date.

(a)           This Amendment will become effective on the date (the “Amendment Effective Date”) on which the following conditions precedent are satisfied:

(i)            the Administrative Agent shall have received, in form and substance reasonably satisfactory to it, each of the following:

(A)          counterparts of this Amendment duly executed by (1) the Company, (2) the Administrative Agent, (3) the Lenders under the Credit Agreement necessary to constitute the Required Lenders; and

(B)          a certificate of the chief financial officer or treasurer of the Company certifying that as of the Amendment Effective Date (1) all of the representations and warranties in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, to the extent any such representation and warranty is modified by a materiality or Material Adverse Effect standard, in all respects) as of such date (except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (or, to the extent any such representation and warranty is modified by a materiality or Material Adverse Effect standard, in all respects) as of such earlier date) and (2) no Default or Event of Default shall have occurred and be continuing, or would result from the occurrence of the Amendment Effective Date; and

(ii)           all reasonable and documented costs and expenses of MLPFS and the Administrative Agent (including the reasonable and documented fees, disbursements and other out-of-pocket charges of counsel for the Administrative Agent) shall have been paid to the extent that the Company has received an invoice therefor at least three Business Days prior to the Amendment Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoiced), and all fees pursuant to any written letter between MLPFS and the Company or the Credit Agreement shall have been paid.

(b)           For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required under this Section 4 to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to this Amendment being deemed effective by the Administrative Agent on the Amendment Effective Date specifying its objection thereto.

(c)           From and after the Amendment Effective Date, the Credit Agreement is amended as set forth herein.

(d)           Except as expressly amended and/or waived pursuant hereto, the Credit Agreement and each other Loan Document shall remain unchanged and in full force and effect and each is hereby ratified and confirmed in all respects, and any waiver contained herein shall be limited to the express purpose set forth herein and shall not constitute a waiver of any other condition or circumstance under or with respect to the Credit Agreement or any of the other Loan Documents.

(e)           The Administrative Agent will notify the Company and the Lenders of the occurrence of the Amendment Effective Date.

5.             Reaffirmation.  The Company, on behalf of itself and each other Loan Party, (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its and each other Loan Party’s obligations under the Loan Documents, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge any Loan Party’s obligations under the Loan Documents.

6.             Miscellaneous.

(a)           Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect.  All references in any Loan Document to the “Credit Agreement” or “this Agreement” (or similar terms intended to reference the Credit Agreement) shall henceforth refer to the Credit Agreement as amended by this Amendment.  This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(b)           This Amendment shall be binding upon and inure to the benefit of the parties hereto, each other Lender and each other Loan Party, and their respective successors and assigns.

(c)           THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(d)           This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 4, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties required to be a party hereto.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

(e)           If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f)            The Company agrees to pay in accordance with Section 10.04 of the Credit Agreement all reasonable out of pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

(g)           This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMPANY:

AECOM

By:	/s/Keenan E. Driscoll
Name:	Keenan E. Driscoll
Title:	Senior Vice President, Treasurer

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/Maurice E. Washington
Name:	Maurice E. Washington
Title:	Vice President

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/Patrick Martin
Name:	Patrick Martin
Title:	Managing Director

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

AMERICAN SAVINGS BANK, F.S.B., as a Lender

By:	/s/Kyle J. Shelley
Name:	Kyle J. Shelley
Title:	Vice President

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

THE GOVENOR AND COMPANY OF THE BANK OF IRELAND, as a Lender

By:	/s/Ford Young
Name:	Ford Young
Title:	Director

By:	/s/Ollie Conneely
Name:	Ollie Conneely
Title:	Authorized Signatory

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/Michael Grad
Name:	Michael Grad
Title:	Director

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

Barclays Bank PLC, as a Lender

By:	/s/John Davey
Name:	John Davey
Title:	Director

Executed in New York

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

BMO Harris Bank N.A., as a Lender

By:	/s/Michael Gift
Name:	Michael Gift
Title:	Director

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

BNP Paribas, as a Lender

By:	/s/Jamie Dillon
Name:	Jamie Dillon
Title:	Managing Director

By:	/s/Mary-Ann Wong
Name:	Mary-Ann Wong
Title:	Vice President

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

BOKF NA dba Bank of Oklahoma, as a Lender

By:	/s/Michael Arnold
Name:	Michael Arnold
Title:	Senior Vice President

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

Credit Agricole Corporate and Investment Bank,
as a Lender

By:	/s/Gordon YIP
Name:	Gordon YIP
Title:	Director

By:	/s/Myra MARTINEZ
Name:	Myra MARTINEZ
Title:	Vice-President

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

Capital Bank Corporation, as a Lender

By:	/s/Rebecca L. Hetzer
Name:	Rebecca L. Hetzer
Title:	Senior Vice President

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

Capital One, N.A., as a Lender

By:	/s/Gina M. Monette
Name:	Gina M. Monette
Title:	Vice President

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

Cathay Bank, as a Lender

By:	/s/Nancy A. Moore
Name:	Nancy A. Moore
Title:	Senior Vice President

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

CENTRAL PACIFIC BANK, as a Lender

By:	/s/Craig Taylor
Name:	Craig Taylor
Title:	Senior Vice President

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

Citibank, N.A., as a Lender

By:	/s/Millie Schild
Name:	Millie Schild
Title:	Vice President

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

COMERCIA BANK, as a Lender

By:	/s/Liz V. Hulley
Name:	Liz V. Hulley
Title:	AVP, Relationship Manager

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

Compass Bank dba BBVA Compass, as a Lender and L/C Issuer

By:	/s/Aaron Loyd
Name:	Aaron Loyd
Title:	Director

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

Crédit Industriel et Commercial, New York Branch,
as a Lender

By:	/s/Clifford Abramsky
Name:	Clifford Abramsky
Title:	Managing Director

By:	/s/Garry Weiss
Name:	Garry Weiss
Title:	Managing Director

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

Fifth Third Bank, as a Lender

By:	/s/Crissola Kennedy Talsania
Name:	Crissola Kennedy Talsania
Title:	Senior R M. Director

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

FIRST HAWAIIAN BANK, as a Lender

By:	/s/Dawn Hofmann
Name:	Dawn Hofmann
Title:	Executive Vice President

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

FirstBank Puerto Rico d/b/a FirstBank Florida,
as a Lender

By:	/s/Jose M. Lacasa
Name:	Jose M. Lacasa
Title:	SVP, Corporate Banking

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

HSBC Bank USA, National Association, as a
Lender

By:	/s/Patrick D. Mueller
Name:	Patrick D. Mueller
Title:	Director

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

JPMORGAN CHASE BANK N.A., as a Lender

By:	/s/Ling Li
Name:	Ling Li
Title:	Executive Director

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

LLOYDS BANK plc, as a Lender

By:	/s/Daven Popat
Name:	Daven Popat
Title:	Senior Vice President Transaction Executive
Category A P003

By:	/s/Erin Walsh
Name:	Erin Walsh
Title:	Assistant Vice President Transaction
Executive Category A W004

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

Mizuho Bank, Ltd., as a Lender

By:	/s/Takayuki Tomii
Name:	Takayuki Tomii
Title:	Deputy General Manager

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

Morgan Stanley Bank, N.A., as a Lender

By:	/s/Dimitriy Barskiy
Name:	Dimitriy Barskiy
Title:	Authorized Signatory

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

MUFG Union Bank, N.A., as a Lender

By:	/s/Lauren Hom
Name:	Lauren Hom
Title:	Director

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By:	/s/Lauren Hom
Name:	Lauren Hom
Title:	Director

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

PNC BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/Scott Gross
Name:	Scott Gross
Title:	AVP

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/s/James Weinstein
Name:	James Weinstein
Title:	Managing Director

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

Stifel Bank and Trust, as a Lender

By:	/s/Timothy Hill
Name:	Timothy Hill
Title:	Vice President

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

SUNTRUST BANK, as a Lender

By:	/s/Lisa Garling
Name:	Lisa Garling
Title:	Director

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

TD BANK, N.A., as a Lender

By:	/s/Craig Welch
Name:	Craig Welch
Title:	Senior Vice President

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/Marty McDonald
Name:	Marty McDonald
Title:	AVP

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

Wells Fargo Bank, National Association, as a Lender

By:	/s/Mark B, Felker
Name:	Mark B. Felker
Title:	Managing Director

AECOM

Signature Pages

Amendment No.4 to Credit Agreement

Westpac Banking Corporation, as a Lender

By:	/s/Richard Yarnold
Name:	Richard Yarnold
Title:	Director

AECOM

Signature Pages

Amendment No.4 to Credit Agreement